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Exhibit 10.9

ADVANSTAR HOLDINGS CORP.
Direct Investment Program

        Section 1. Purpose. The purpose of the Advanstar Holdings Corp. Investment Program (the "Plan") is to promote the interests of Advanstar Holdings Corp. (formerly known as Jetman Acquisition Corp.), a Delaware corporation (the "Company"), and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees of the Company and its Subsidiaries and Affiliates, as defined herein; (ii) aligning the interests of such employees with those of the Company's equity investors; and (iii) enabling such employees to participate in the long-term growth and financial success of the Company.

        Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

        "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, the terms "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

        "Board" shall mean the Board of Directors of the Company.

        "Cause" means, with respect to any Participant, "cause" as defined in such Participant's Employment Agreement, or if not so defined:

  (i)
  such Participant's willful failure to perform his or her material duties (other than as a result of total or partial incapacity due to physical or mental illness) which such Participant shall have not cured within 30 days of receiving notice of such failure;

  (ii)
  such Participant's conviction of a felony arising from, or any act of, fraud, embezzlement or willful dishonesty by such Participant in relation to the business or affairs of the Company and any Subsidiary or Affiliate thereof, or any other felonious conduct on the part of such Participant that is detrimental to the best interests of the Company or any Subsidiary or Affiliate thereof;

  (iii)
  such Participant's being repeatedly under the influence of illegal drugs or alcohol while performing his duties; or

  (iv)
  any other willful misconduct or gross negligence of such Participant which is demonstrably injurious to the financial condition or business reputation of the Company or any Subsidiary or Affiliate thereof, including such Participant's breach of the provisions of any noncompetition, nonsolicitation or confidentiality covenant (whether or not contained in this Agreement) in favor of the Company or any Subsidiary or Affiliate thereof binding upon such Participant.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        "Committee" means a committee of the Board designated by the Board to administer the Plan.

        "Disability" means, with respect to any Participant, "disability" as defined in such Participant's Employment Agreement, or if not so defined:

  (i)
  any permanent physical or mental incapacity or disability rendering such Participant unable or unfit to perform effectively the duties and obligations of his employment or to participate effectively and actively in the management of the Company (or, if applicable, any Subsidiary or Affiliate thereof); or

  (ii)
  any illness, accident, injury, physical or mental incapacity or other disability, where such condition has rendered such Participant unable or unfit to perform effectively the duties and obligations of his or her employment or to participate effectively and actively in the management of the Company, (or, if applicable, any Subsidiary or Affiliate thereof) for a period of at least 6 consecutive months or 12 months in any 24-month period, (in either case, as determined in good faith judgment of the Committee).

        "Effective Time" shall have the meaning assigned to it in the Merger Agreement.

        "Employee" means an employee of the Company or any Subsidiary or Affiliate thereof.

        "Employment Agreement" means an employment, severance, consulting or similar agreement between the Company or any Subsidiary or Affiliate thereof and a Participant.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        "Fair Market Value" means:

  (a)
  as of the date of the closing of the transactions contemplated by the Merger Agreement (the "Closing Date"), $10.00.

  (b)
  on any date after the Closing Date, if the Shares are traded on an exchange or market, as of any given date, the average reported closing price of a Share on such exchange or market as is the principal trading market for such Shares for the three trading days immediately preceding such date; and

  (c)
  on any date after the Closing Date, if the Shares are not traded on an exchange or market on the applicable date, as determined by the Committee in good faith taking into account as appropriate recent sales of the Shares, recent valuations of the Shares and such other factors as the Committee shall in its discretion deem relevant or appropriate (excluding a minority discount but taking into account an Initial Public Offering Discount).

        "Good Reason" means, with respect to any Participant, "good reason" as defined in such Participant's Employment Agreement, or if not so defined:

  (i)
  any failure by the Company to comply with any of the provisions of this Plan or such Participant's Employment Agreement, other than an insubstantial or inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by such Participant; or

  (ii)
  the material diminution of such Participant's duties as in effect during the effectiveness of such Participant's Purchase Agreement, excluding an insubstantial or inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by such Participant.

        "Initial Public Offering Discount" means a discount to Fair Market Value, as otherwise determined, of the magnitude that would be necessary, in accordance with usual and customary underwriting market practice, to effect a successful Initial Public Offering (as defined in the Shareholders' Agreement).

        "Loan" shall have the meaning set forth in Section 5(c).

        "Merger Agreement" means the Agreement and Plan of Merger dated as of August 14, 2000, among the Company, Junior Jetman Corp., Advanstar Inc. and AHI Advanstar LLC.

        "Participant" means the individuals listed on Exhibit A hereto (and to the extent applicable, their estates, heirs and beneficiaries).

        "Permitted Transferee" shall have the meaning assigned to it in the Shareholders' Agreement.

        "Person" means any individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

        "Plan Shares" means any Shares purchased by a Participant under this Plan.

        "Purchase Agreement" shall mean an agreement to be executed by the Company and a Participant as a condition to the purchase of Shares under the Plan by such Participant.

        "Purchase Price" shall have the meaning set forth in Section 5(b).

        "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

        "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

        "Shares" means (i) shares of common stock, par value $0.01 per share, of the Company and any stock into which its common stock may thereafter be converted or changed and/or (ii) such other securities as may be designated by the Committee from time to time.

        "Shareholders' Agreement" means the Shareholders' Agreement dated as of October 11, 2000 among the Company, DLJ Merchant Banking Partners III, L.P. and other DLJ Funds party thereto, the Existing Shareholders party thereto and the Management Shareholders party thereto.

        "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which:

  (i)
  if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the Subsidiaries of that Person or a combination thereof; or

  (ii)
  if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof.

        Section 3. Administration.

  (a)
  Authority of Committee. The Plan shall be administered by the Committee or by the Board as a whole, if no Committee has been constituted. All references to the powers and responsibilities of the Committee set forth in this Plan shall be deemed to be references to the Board if no Committee has been constituted. Subject to the terms of the Plan, applicable law and contractual restrictions affecting the Company, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the number of Shares to be covered by Purchase Agreements; (iii) determine the terms and conditions of any Purchase Agreement; (iv) determine whether, to what extent, and under what circumstances Purchase Agreements may be amended or terminated and Shares purchased or otherwise acquired thereunder may be reacquired or transferred; (v) interpret and administer the Plan and any

    Purchase Agreement or other instrument or agreement relating to, or made under, the Plan; (vi) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

  (b)
  Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Purchase Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Subsidiary or Affiliate thereof, any Participant, any holder or beneficiary of any Purchase Agreement, any stockholder and any Employee.

        Section 4. Shares Available for Purchase under the Plan.

  (a)
  Number of Shares. Subject to adjustment as provided in Section 4(b), the number of Shares available for purchase under the Plan shall be 1,500,000.

  (b)
  Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits of a Participant's investment in Shares under the Plan, then the Committee shall, in such manner as it deems equitable, make such adjustments, if any, to the number and kind of Shares (or number and kind of other securities or property) with respect to which Purchase Agreements have been or may thereafter be entered into hereunder as it deems appropriate and necessary.

  (c)
  Sources of Shares. Any Shares delivered pursuant to a Purchase Agreement may be either authorized and unissued Shares, or previously issued Shares, held in the treasury of the Company.

        Section 5. Share Purchases.

  (a)
  Purchase. The number of Plan Shares set forth opposite each Participant's name in Exhibit A hereto shall be made available for purchase by such Participant, effective as of the consummation of the transactions contemplated by the Merger Agreement; provided, that Exhibit A may be amended from time to time through December 31, 2000 to permit new Participants to participate in the Plan.

  (b)
  Purchase Price. The price at which each Plan Share under the Plan may be purchased by a Participant hereunder (the "Purchase Price") shall be $10.00 per Share unless agreed otherwise by the Company and Participant.

  (c)
  Payment. No Shares shall be delivered hereunder until payment in full of the Purchase Price therefor is received by the Company. Such payment may be made in cash or its equivalent, pursuant to financing arrangements approved by the Committee, including loans to Participants made by the Company in the form of Exhibit B hereto (the "Loans") of up to the amounts set forth opposite such Participants' names in Exhibit A hereto, or a combination of the foregoing; provided that the combined value of all cash, cash equivalents and such financing arrangements, including Loans, is at least equal to such Purchase Price; and provided further that payments made pursuant to financing arrangements, including Loans, approved by the Committee shall constitute no more than half of such Purchase Price.

        Section 6. Vesting. The Plan Shares purchased by any Participant shall be fully vested, subject to the Company's rights under Section 8.

        Section 7. Rollover Shares. Management who own shares of Advanstar, Inc. may rollover such shares (the "Rollover Shares") for newly issued Shares of the Company pursuant to the Subscription and Contribution Agreement dated as of October 11, 2000 among the Company, DLJ Merchant Banking Partners III, L.P., the Other DLJ Funds Party thereto, Robert L. Krakoff and James M. Alic.

        Section 8. Termination of Employment; Repayment of Loan; Repurchase Rights. Except as may be set forth in any Purchase Agreement or as otherwise determined by the Committee at any time, upon the termination of a Participant's employment with the Company or a Subsidiary or Affiliate thereof:

  (a)
  Any outstanding Loan shall become due in accordance with the terms of such Loan.

  (b)
  If the Participant's employment with the Company or a Subsidiary thereof is terminated (x) by the Company or a Subsidiary or an Affiliate thereof without Cause or (y)  by the Participant for Good Reason, then the Company or its designee shall have the option and right to repurchase all or a portion of the Plan Shares and the Rollover Shares held by the Participant or his or her Permitted Transferee (the "Call Right"), at a price per Share equal to the Fair Market Value of such Plan Shares or such Rollover Shares, as the case may be, on the date of termination.

  (c)
  If the Participant's employment with the Company or a Subsidiary or Affiliate thereof is terminated by the Company or a Subsidiary or Affiliate thereof for Cause, then the Plan Shares and Rollover Shares shall be subject to the Call Right at a price equal to the lower of the Purchase Price with respect to such Plan Shares or the cost with respect to such Rollover Shares, as the case may be, or the Fair Market Value of such Plan Shares or Rollover Shares, as the case may be, on the date of termination. For purposes of this Section 8(d), the cost of Rollover Shares shall be deemed to be $10.00 per share.

  (d)
  If the Participant's employment with the Company or a Subsidiary thereof shall terminate due to death, disability or Qualified Retirement (as defined below), then the Plan Shares and the Rollover Shares shall be subject to the Call Right at a price equal to the Fair Market Value of such Plan Shares or Rollover Shares, as the case may be, on the date of termination. In addition, the Participant has the right to sell the Plan Shares and the Rollover Shares to the Company (the "Put Right") at a price equal to the Fair Market Value of the Plan Shares or the Rollover Shares, as the case may be, on the date of termination. "Qualified Retirement" means retirement at age 62 (except in the case of Robert Krakoff or James Alic) or with Board approval.

  (e)
  If the Participant's employment with the Company or a Subsidiary thereof is terminated by the Participant without Good Reason, then the Plan Shares and the Rollover Shares shall be subject to the Call Right at a price equal to the Adjusted Fair Market Value (as defined below).

        "Adjusted Fair Market Value" means the Fair Market Value of a Share, (assuming no discount for minority interest but reflecting an Initial Public Offering Discount) reduced by (A) the amount by which (1) such Fair Market Value exceeds (2) the Exercise Price paid for such Shares multiplied by (B)(1) 20% if the Participant's termination of employment occurs prior to the first anniversary of the Effective Time, (2) 15% if the Participant's termination of employment occurs between the first and second anniversary of the Effective Time, (3) 10% if the Participant's termination of Employment occurs between the second and third anniversary of the Effective Time, (4) 5% if the Participant's

termination of employment occurs after the third anniversary but prior to the fourth anniversary of the Effective Time and (5) 0% if the Participant's termination of employment occurs on or after the fourth anniversary of the Effective Time.

  (f)
  If the Company elects to exercise its Call Right under this Section 8, the Company shall deliver written notice (a "Purchase Notice") to the Participant to such effect within 90 days after the occurrence of the applicable event of termination which shall specify the date for the closing of the transaction, which shall be no more than 30 days nor less than 5 days after delivery of the Purchase Notice. For purposes of this Section 8, the "date of purchase" shall mean the date of closing of the transaction specified in the Purchase Notice from the Company. The proceeds of any Plan Shares or Rollover Shares purchased from a Participant (or his or her Permitted Transferee) pursuant to this Section 8 shall be applied first to the amount of any interest and principal outstanding under any Loans owed by such Participant and secured by such Plan Shares or Rollover Shares, as the case may be, in accordance with the terms of such Loans. Any excess proceeds remaining after repayment of all such interest and principal shall be paid to such Participant (or his or her Permitted Transferee) in cash or by certified check; provided that if the terms of any agreement to which the Company is a party, or any of the indentures governing any debt securities issued by the Company or any of its Subsidiaries would prohibit the Company from effecting such payment, payment may be effected (to the extent permitted under such agreement or indenture) through a promissory note having such commercially reasonable terms and interest rate as may be determined by the Company in its reasonable discretion; and provided further that in any event such note shall become due at such time as the prohibitions described above shall lapse.

  (g)
  Notwithstanding Section 8(f), the Company's Call Right (or right of the Company to purchase any portion of the Plan Shares or Rollover Shares hereunder) shall terminate on the occurrence of an Initial Public Offering (as defined in the Shareholders' Agreement) unless a Purchase Notice has been delivered to Participant prior to such date in accordance with Section 8(f); provided that the Company's Call Right for Plan Shares and Rollover Shares shall survive until the second anniversary of the consummation of the Initial Public Offering if the Participant was terminated for Cause by the Company or if the Participant terminated his employment without Good Reason.

  (h)
  If the Participant elects to exercise his or her Put Right under this Section 8, the Participant shall deliver written notice (a "Sale Notice") to the Company to such effect within 90 days after the occurrence of the applicable event of termination. For purposes of this Section 8, the "date of sale" shall mean the fifth business day following the receipt of a Sale Notice from the Participant. The proceeds from the sale of any Plan Shares or Rollover Shares to the Company by the Participant (or his or her Permitted Transferee) pursuant to this Section 8 shall be applied first to the amount of any interest and principal outstanding under any Loans owed by such Participant and secured by such Plan Shares or Rollover Shares, as the case may be, in accordance with the terms of such Loans. Any excess proceeds remaining after repayment of all such interest and principal shall be paid to such Participant (or his or her Permitted Transferee) in cash or by certified check; provided that if the terms of any agreement to which the Company is a party, or any of the indentures governing any debt securities issued by the Company or any of its Subsidiaries would prohibit the Company from effecting such payment, payment may be effected (to the extent permitted under such agreement or indenture) through a promissory note having such commercially reasonable terms and interest rate as may be determined by the Company in its reasonable discretion; and provided further that in any event such note shall become due at such time as the prohibitions described above shall lapse.

  (i)
  Notwithstanding Section 8(h), a Participant's Put Right and the obligation of the Company to purchase any portion of the Plan Shares or the Rollover Shares hereunder shall terminate on the occurrence of an Initial Public Offering (as defined in the Shareholders' Agreement) unless a Sale Notice has been delivered to the Company prior to such date in accordance with Section 8(h); provided that if the Participant's termination was due to death, disability or Qualified Retirement, the Participant's Put Right shall survive to the extent the applicable Shares and Rollover Shares remain subject to transfer restrictions under the Shareholders' Agreement.

        Section 9. Loan Maturity Prior to Termination of Employment.

  (a)
  In the event that an outstanding Loan becomes due prior to the termination of the applicable Participant's employment and prior to such time as the Shares and Rollover Shares are publicly traded, the Participant shall have the right to cause the Company to purchase that portion of such Participant's Plan Shares or Rollover Shares, as the case may be, necessary to repay the principal amount of the Loan and any interest thereon at a per share price equal to such Plan Shares' or Rollover Shares', as the case may be, Fair Market Value on the date of purchase by the Company.

  (b)
  If a Participant elects to exercise his or her rights under this Section 9, the Participant shall deliver a Purchase Notice to the Company to such effect prior to the third business day before the maturity date of the applicable Loan. The purchase price for such Plan Shares shall be applied and paid in the manner set forth in Section 8(f).

        Section 10. Shareholders' Agreement; Additional Restrictions. (a) A Participant shall, as a condition precedent to the purchase of Shares under a Purchase Agreement, execute an instrument agreeing to be bound by the terms of the Shareholders' Agreement or, at the election of the Company, shall execute a counterpart of the Shareholders' Agreement. In any event, any Shares shall be subject to the provisions in the Shareholders' Agreement regarding restrictions on transfer.

  (b)
  The Participant shall, as a condition to the purchase of Shares under a Purchase Agreement, agree that if such Participant at any time owns Shares that are not Plan Shares, and intends to sell or otherwise dispose of such non-Plan Shares for value, such Participant must at the same time sell a sufficient number of Plan Shares such that the proportion of his or her total Share holdings represented by Plan Shares immediately prior to such sale or disposition is preserved. To the extent a Participant intends to sell or otherwise dispose of, for value, Shares purchased with cash or cash equivalents under a Purchase Agreement, the Participant must at the same time sell a proportionate number of Shares purchased with Loans under a Purchase Agreement.

        Section 11. Amendment and Termination.

  (a)
  Amendments to and Termination of the Plan. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on October 11, 2010. Subject to any contractual restrictions affecting the Company, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that any such amendment, alteration, suspension, discontinuance or termination that would adversely affect the rights of any Participant under any Purchase Agreement shall not to that extent be effective without the consent of the affected Participant; provided further that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to qualify or comply.

  (b)
  Amendments to Purchase Agreements. Subject to the terms of the applicable Purchase Agreement, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Purchase Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of any Participant under any Purchase Agreement shall not to that extent be effective without the consent of the affected Participant.

        Section 12. General Provisions.

  (a)
  No Rights to Participation. No Employee, Participant or other Person shall have any claim to be granted the opportunity to purchase any Shares under a Purchase Agreement, and there is no obligation for uniformity of treatment of Employees, Participants or their Permitted Transferees. The terms and conditions of Purchase Agreements need not be the same with respect to each recipient.

  (b)
  Share Certificates. Certificates issued in respect of Plan Shares shall, unless the Committee otherwise determines, be registered in the name of the Participant or his or her Permitted Transferees and, so long as a Participant continues to be governed by the provisions of any Loan, shall be deposited by such Participant or Permitted Transferee, together with a stock power endorsed in blank, with the Company. When the Participant ceases to be bound by the provisions of the Shareholders' Agreement and any Loan, the Company shall deliver such certificates to the Participant upon request. Such stock certificate shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of (i) the Securities Act, any state securities laws or any other applicable laws, (ii) the Shareholders' Agreement and (iii) any Loan. Subject to the provisions of the Shareholders' Agreement, all certificates for Plan Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Purchase Agreement shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Purchase Agreement or the rules, regulations and other requirements of the SEC or any stock exchange upon which Shares or other securities are then listed and any applicable laws or rules or regulations.

  (c)
  Execution of Purchase Agreement; Disposition of Shares. No Shares shall be issued hereunder unless and until a Purchase Agreement shall be executed by the Company and the Participant.

  (d)
  No Limit on Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate thereof from adopting or continuing in effect compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of awards (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

  (e)
  No Rights to Employment. Nothing in this Plan or in any Purchase Agreement shall confer on any individual any right to continue in the employment of the Company or any Subsidiary or Affiliate thereof or interfere in any way with the right of the Company or any Subsidiary or Affiliate thereof to terminate his or her employment at any time.

  (f)
  Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Purchase Agreement shall be determined in accordance with the laws of the State of Delaware, without application of the conflict of laws principles thereof.

  (g)
  Severability. If any provision of the Plan or any Purchase Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Purchase Agreement, or would disqualify the Plan or any Purchase Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Purchase Agreement, such provision shall be stricken as to such jurisdiction, Person or Purchase Agreement and the remainder of the Plan and any such Purchase Agreement shall remain in full force and effect.

  (h)
  Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under a Purchase Agreement if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant in connection therewith shall be promptly refunded to the relevant Participant. Without limiting the generality of the foregoing, no Purchase Agreement shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal securities laws and any other laws to which such offer, if made, would be subject.

  (i)
  No Trust or Fund Created. Neither the Plan nor any Purchase Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to a Purchase Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

  (j)
  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Purchase Agreement, and the Committee shall determine whether cash or other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

        Section 13. Effective Date. The Plan shall be effective as of October 11, 2000.

Exhibit A
Summary of Plan Shares

	Rollover $ Amt.	Loan $ Amt.	Total $ Amt.	Shares
Bob Krakoff	$4,200,000	$4,200,000	$8,400,000	840,000
James Alic	$1,300,000	$1,300,000	$2,600,000	260,000

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ADVANSTAR HOLDINGS CORP. Direct Investment Program
Exhibit A Summary of Plan Shares